SUPPLEMENT TO THE

FIDELITY® MASSACHUSETTS MUNICIPAL
MONEY MARKET FUND
SPARTAN® MASSACHUSETTS MUNICIPAL
MONEY MARKET FUND
and
SPARTAN MASSACHUSETTS MUNICIPAL
INCOME FUND

Funds of Fidelity Massachusetts Municipal Trust

March 28, 2003

STATEMENT OF ADDITIONAL INFORMATION

The following information replaces the similar information for Fidelity Massachusetts Municipal Money Market Fund and Spartan Massachusetts Municipal Money Market Fund in the "Performance" section beginning on page 30.

As of January 31, 2003, an estimated 16.37% of Massachusetts Municipal Money Market's income was subject to state income taxes. Note that Massachusetts Municipal Money Market may invest in securities whose income is subject to the federal AMT.

As of January 31, 2003, an estimated 9.59% of Spartan Massachusetts Municipal Money Market's income was subject to state income taxes. Note that Spartan Massachusetts Municipal Money Market may invest in securities whose income is subject to the federal AMT.

The following information supplements the similar information in the "Management Contracts" section beginning on page 44.

Sub-Advisers - FIIA and FIIA(U.K.)L. On behalf of each fund, FIMM has entered into a master international fixed-income research agreement with FIIA. On behalf of each fund, FIIA, in turn, has entered into a fixed-income sub-research agreement with FIIA(U.K.)L. Pursuant to the research agreements, FIMM may receive investment advice and research services concerning issuers and countries outside the United States and Canada. In particular, FIIA and FIIA(U.K.)L will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

MASB-03-01 October 10, 2003
1.475751.111

Under the terms of the master international fixed-income research agreement, FIMM pays FIIA an amount based on a fund's net assets relative to the assets of other registered investment companies with which FMR or FIMM has management contracts. Under the terms of the sub-research agreement, FIIA pays FIIA(U.K.)L an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.